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This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776.



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ALLIANCE [Logo]                       ALLIANCE MUTUAL FUNDS
Supplement to Statements of            October 20, 1995
  Additional Information

         SALES AT NET ASSET VALUE. The categories of investors who may purchase Class A shares of the Alliance Mutual Funds at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge ("CDSC") have been expanded to include employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including IRAs to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Funds' principal underwriter.

         CLASS B CDSC WAIVER FOR SYSTEMATIC WITHDRAWAL PLAN PAYMENTS. Holders of Class B shares of the Alliance Mutual Funds may now elect to receive payments from their accounts as frequently as monthly free of any CDSC. Under this systematic withdrawal plan privilege, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account may be redeemed free of any CDSC. Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining shares held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC. In order to establish a systematic withdrawal plan, investors must elect to have their dividends and distributions automatically reinvested and must own Class B shares having a net asset value at the time of establishment of at least $4,000 for quarterly or less frequent payments, $5,000 for bi-monthly payments and $10,000 for monthly payments.

         This CDSC waiver applies only with respect to Class B shares acquired after July 1, 1995 and are subject to the terms and conditions of the systematic withdrawal plans disclosed in the Funds' Statements of Additional
Information. The systematic withdrawal plan privilege and CDSC waiver may be revised or terminated at any time.

___________________
    (R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.




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